UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 23, 2011

CHINA HEALTH INDUSTRIES HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51060 (Commission File Number)	86-0827216 (IRS Employer Identification No.)

68 Binbei Street, Songbei District Harbin City, Heilongjiang Province People’s Republic of China (Address of principal executive offices)	150000 (Zip Code)

Registrant’s telephone number, including area code: 86-451- 51719407

Copies to:
Benjamin Tan, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32 Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On March 23, 2011, the board of directors of China Health Industries Holdings, Inc. (hereinafter referred to as “we,” “us,” “our,” or the “Company”) dismissed E-Fang Accountancy Corp. & CPA (“E-Fang”) as our independent registered public accounting firm and appointed Windes & McClaughry Accountancy Corporation (“Windes”) as our new independent registered public accounting firm. The decision to appoint Windes as our new independent registered public accounting firm was approved by our board of directors on March 23, 2011.

The reports of E-Fang on our financial statements for each of the past two fiscal years contained no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During our two most recent fiscal years and through the date of this report, we have had no disagreements with E-Fang on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E-Fang, would have caused it to make reference to the subject matter of such disagreements in its report on our financial statements for such periods.

During our two most recent fiscal years and through the date of this report, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the SEC.

We provided E-Fang with a copy of this disclosure before its filing with the SEC. We requested that E-Fang provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements, and we received a letter from E-Fang stating that it agrees with the above statements.  A copy of this letter is filed as an exhibit to this report and is incorporated herein by reference.

New Independent Registered Public Accounting Firm

Our board of directors appointed Windes as our new independent registered public accounting firm effective as of March 23, 2011. During the two most recent fiscal years and through the date of our engagement, we did not consult with Windes regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(v)), during the two most recent fiscal years.

Prior to engaging Windes, Windes did not provide our Company with either written or oral advice that was an important factor considered by our Company in reaching a decision to change our independent registered public accounting firm from E-Fang to Windes.

Item 9.01                      Financial Statements and Exhibits

(d)	Exhibits
16.1 Letter dated March 23, 2011 from E-Fang Accountancy Corp. & CPA to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA HEALTH INDUSTRIES HOLDINGS, INC.
Dated: March 24, 2011

	By:	/s/ Xin Sun
Name: Xin Sun
Title: Chief Executive Officer and Chief Financial Officer